SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC
Cash Portfolio
Government Portfolio
Municipal Portfolio
Class A Shares


Supplement dated July 6, 2000
to Prospectus dated September 28, 1999





	The Smith Barney Institutional Cash Management Fund Inc. (the "Fund") will accept investments in Class A shares from any investor that meets the $1 million investment minimum, effective July 5, 2000 with respect to the Cash Portfolio and effective August 1, 2000 with respect to the Government and Municipal Portfolios.

The Fund also approved, during a special access period from July 5, 2000 through July 31, 2000, making Class A shares of the Cash Portfolio available to those investors who invest a minimum of $1,000 and who previously invested at least $500,000 at a single time in another institutional money market fund previously made available by Salomon Smith Barney.






FD 01950